================================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 26, 1995


                          SOUTHWEST GAS CORPORATION
                           SOUTHWEST GAS CAPITAL I
            (Exact name of registrant as specified in its charter)

               CALIFORNIA                    1-7850                  88-0085720
                DELAWARE                     1-7850              TO BE APPLIED FOR
  (State or other jurisdiction of          (Commission            (I.R.S. Employer
   incorporation or organization)         File Number)          Identification No.)

       5241 SPRING MOUNTAIN ROAD
         POST OFFICE BOX 98510
           LAS VEGAS, NEVADA                                        89193-8510
(Address of principal executive offices)                            (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 876-7237



================================================================================

ITEM 5. OTHER EVENTS

Preferred Securities

On October 26, 1995, the Company completed the pricing for an offering of 2,400,000 Preferred Securities with respect to Registration Statement No. 33-62143. In connection therewith, the Company executed an underwriting agreement, obtained opinions of legal counsel on the securities and finalized documents relating to Southwest Gas Capital I. These documents are contained herein as exhibits.

ITEM 7. EXHIBITS

         1.01     Underwriting Agreement.
         4.06 Amended and Restated Declaration of Trust of Southwest Gas Capital I.
         4.09 Form of Preferred Security (attached as Annex I to Exhibit A to the Amended and Restated Declaration of Trust of Southwest Gas Capital I included as Exhibit 4.06 hereto).
         5.1 Opinion of O'Melveny & Myers as to the validity of the securities.
         5.2 Opinion of Skadden, Arps, Slate, Meagher & Flom as to the validity of Securities issued by Southwest Gas Capital I.
         8.01 Opinion of O'Melveny & Myers as to certain federal taxation matters.
         23.02    Consent of O'Melveny & Myers (included in Exhibit 5.1).
         23.03    Consent of O'Melveny & Myers (included in Exhibit 8.01).
         23.04 Consent of Skadden, Arps, Slate, Meagher & Flom (included in Exhibit 5.2).


                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SOUTHWEST GAS CORPORATION

Date:  October 30, 1995             /s/         Edward A. Janov
                                    ---------------------------------------
                                                Edward A. Janov
                                    Controller and Chief Accounting Officer